EXHIBIT 10.1

MUTUAL GENERAL RELEASE AND SETTLEMENT AGREEMENT

This Mutual General Release and Settlement Agreement (the “Agreement”) is made and entered into as of April 7, 2009 (the “Effective Date”) by and between Pure Play Music, Ltd., a Nevada corporation (the “Company”), on the one hand, and each person or entity listed on the schedule of shareholders attached hereto as Schedule I (the “Shareholders”), on the other hand.  The Company and the Shareholders are collectively referred to herein as the “Parties” and each is a “Party” to this Agreement.

RECITALS

A.           On July 25, 2007, the Company executed a Convertible Promissory Note (the “Note”) in favor of Cohiba Partners, Inc., a California corporation (“Cohiba”), in the principal amount of up to Three Hundred Thousand Dollars ($300,000.00), which was convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

B.           On July 12, 2008, Cohiba converted the Note into Twenty Nine Million One Hundred One Thousand Two Hundred Twenty One (29,101,221) shares of the Company’s Common Stock (the “Shares”) and the Note was cancelled.  At the time of their purported issuance, the Shares were imprinted with a “restrictive legend.”

C.           In or about July, 2008, Cohiba and its affiliates obtained a written legal opinion that the restrictive legend could be removed from the Shares.   Cohiba and its affiliates delivered the legal opinion to the Company’s Common Stock transfer agent, which, in turn, caused the restrictive legend to be removed from the Shares.  On February 27, 2009, however, the legal opinion was formally withdrawn.

D.           Certain disputes have arisen among the Parties with respect to the Shares.

E.           The Parties desire to avoid litigation and controversy and fully settle and compromise any and all claims that the Parties have or may have against each other relating in any way to the Shares.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.           Settlement Of The Shares.  The Parties agree to following terms and conditions with respect to the Shares:

a.           Immediate Cancellation Of Shares; Retention Of Certain Number Of Shares By Cancelling Shareholders.  Upon the execution of this Agreement, each of the Shareholders listed in Column A of Schedule II hereto shall immediately deliver the certificates reflecting the number of Shares set forth opposite the Shareholder’s name in Column B of Schedule II to the Company’s common stock transfer agent, Signature Stock Transfer, Inc. (the “Transfer Agent”), located at 2632 Coachlight Court, Plano, TX 75093, for reissuance with the legend as specified in section 2(f) below and/or cancellation pursuant to the terms of this Agreement.  All Shares listed in Column C of Schedule II shall be deemed cancelled as of the Effective Date of this Agreement.  Each of the Shareholders listed in Column A of Schedule II will retain record ownership of the number of Shares set forth opposite the Shareholder’s name in Column D of Schedule II, subject to the provisions of this Agreement.  The Shares retained by the respective Shareholders and set forth in Column D of Schedule II will be hereinafter referred to as the “Retained Shares.”

b.           Immediate Transfer Of Certain Of The Retained Shares.  Upon the execution of this Agreement, each of the Shareholders listed in Column A of Schedule III hereto shall transfer the number of Retained Shares set forth opposite the Shareholder’s name in Column B of Schedule III to the Shareholders listed in Column C of Schedule III.  The Shares transferred by the respective Shareholders and set forth in Column B of Schedule II will be hereinafter referred to as the “Transferred Shares.”  The Retained Shares and the Transferred Shares, collectively, will be hereinafter referred to as the “Lock-Up Shares.”

c.           Shares Beneficially Owned By Cohiba Group Shareholders.  With respect to any Lock-Up Shares that are retained by or transferred to Cohiba and any affiliates (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange of 1934, as amended, or the “Exchange Act”) of Cohiba (“Cohiba Affiliates”), the Parties expressly understand and agree that Cohiba and the Cohiba Affiliates may, subject to the terms and conditions of this Agreement, designate, in addition to itself, one or more person(s) or entity(ies) (each such person or entity, a “Cohiba Designee”) to have record ownership of such Lock-Up Shares.  All Cohiba Designees shall be listed of Schedule IV hereto and shall execute this Agreement as a Shareholder hereunder.  Each Cohiba Designee shall be a party to, and bound by, all of the terms and conditions of this Agreement.  It is expressly understood and agreed that: (i) Cohiba, (ii) the Cohiba Affiliates, (iii) October Funds, (iv) any affiliates (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) of October Funds (“October Funds Affiliates,” and together with the Cohiba Affiliates, the “Cohiba Group Affiliates”), (v) the Cohiba Designees, (vi) any future transferee (each a “Cohiba Transferee” and for purposes of clarity, the term “Cohiba Transferee” shall also include any future transferee of a Cohiba Transferee) of Cohiba, any Cohiba Affiliate, any Cohiba Designee or any Cohiba Transferee, and (vii) any future transferee (each an “October Funds Transferee,” and for purposes of clarity, the term “October Funds Transferee” shall also include any transferee of an October Funds Transferee), of October Funds, any October Funds Affiliate or any October Funds Transferee, shall not, as of and at any time after the Effective Date of this Agreement, beneficially own, whether directly or indirectly, more than an aggregate of Four Million Fifty Seven Thousand Eight Hundred Fifty Two (4,057,852) shares of Common Stock.  For purposes of this Agreement, the term “Cohiba Shareholder” shall mean Cohiba and the Cohiba Affiliates, Cohiba Designees and Cohiba Transferees; the term “October Funds Shareholders” shall mean October Funds, and the October Funds Affiliates and October Funds Transferees; and the term “Cohiba Group Shareholders” shall mean the Cohiba Shareholders and the October Funds Shareholders.

d.           Shares Pledged to Leon Frenkel.  With respect to the 1,000,000 Shares of the Company’s Common Stock in the name of Cohiba which have been pledged by Cohiba to Leon Frenkel as security for certain indebtedness of the Company, upon the payment by the Company of the full amount of indebtedness, Cohiba shall cause such Shares to be immediately delivered to the Transfer Agent for cancellation.

2.           Restrictions On Lock-Up Shares.

a.           Initial Lock-Up Period. Except as otherwise expressly provided herein, and except as each Shareholder may be otherwise restricted from selling shares of Common Stock under applicable securities laws, rules and regulations, the Shareholders may not publicly sell any of their Lock-Up Shares commencing on the Effective Date of this Agreement and continuing until July 14, 2009 (the “Initial Lock-Up Period”).  After the expiration of the Initial Lock-Up Period, the Shareholders, excluding the Cohiba Group Shareholders, and subject to available exemptions under applicable law, may publicly sell all or any portion of their Lock-Up Shares; provided, however, that prior to and as a condition precedent of any public sale of any Lock-Up Shares, the Shareholders must provide to the Company’s Transfer Agent at the address specified in section 1(a) above a written legal opinion (an “Opinion”) from securities counsel (which Opinion may be a single master opinion covering all of the Lock-Up Shares) opining that the intended sale of the Lock-Up Shares will be exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”).  Notwithstanding anything to the contrary in this Agreement, neither the Company nor the Company’s legal counsel shall be required, obligated or called upon to render any opinions with respect to any of the Lock-Up Shares.

b.           Additional Restrictions On Lock-Up Shares Held By The Cohiba Group Shareholders.  Commencing on the expiration of the Initial Lock-Up Period and continuing until October 14, 2009 (the “Second Lock-Up Period”), the Cohiba Group Shareholders, collectively, on a cumulative basis, and subject to available exemptions under applicable law, may publicly sell up to an aggregate of Five Hundred Thousand (500,000) of their Lock-Up Shares.  Commencing on the expiration of the Second Lock-Up Period and continuing until April 14, 2010 (the “Third Lock-Up Period”), the Cohiba Group Shareholders, collectively, on a cumulative basis, and subject to available exemptions under applicable law, may publicly sell up to an aggregate of Five Hundred Thousand (500,000) of their Lock-Up Shares.  Commencing on the expiration of the Third Lock-Up Period and continuing until July 14, 2010 (the “Fourth Lock-Up Period”), the Cohiba Group Shareholders may publicly sell only that number of Lock Up Shares that they could have sold in the Second and Third Lock-Up Periods, but which they have not yet sold.  After the expiration of the Fourth Lock-Up Period, the Cohiba Group Shareholders, subject to available exemptions under applicable law, may publicly sell all or any portion of their remaining Lock-Up Shares.  Provided, however, that prior to and as a condition precedent of any public sale of any Lock-Up Shares under this section 2(b), an Opinion covering the intended sale of the Lock-Up Shares must have been provided to the Company’s Transfer Agent (which Opinion may be part of the master opinion referenced above).

c.           Private Sales.  At any time, and from time to time, after the Effective Date of this Agreement, any Shareholder may make any sale, exchange, assignment or gift of the granting of any security interest, pledge or other encumbrance in, or of the creation of, any voting trust or other agreement or arrangement with respect to the transfer of voting rights in, their Lock-Up Shares, or the creation of any other claim thereto or any other transfer or disposition whatsoever (including, but not limited to, an involuntary transfer), whether directly or indirectly, or voluntary, involuntary or by operation of law, affecting the right, title or interest or possession in or to their Lock-Up Shares (“Transfer”) of any of their Lock-Up Shares to any person or entity (the “Prospective Transferees”) in a private transaction pursuant to an exemption from the registration requirements of Section 5 of the Securities Act; provided, however, that any Prospective Transferee of Lock-Up Shares who receives Lock-Up Shares without violation of this Agreement shall (i) take and hold such Lock-Up Shares subject to this Agreement and to all the obligations and restrictions upon the transferor, (ii) observe and comply with this Agreement and with such obligations and restrictions, and (iii) as a condition of Transfer, execute and deliver to the Company a Joinder Agreement substantially in the form of Exhibit A hereto, and if applicable, the Spousal Consent of such person’s spouse substantially in the form attached hereto as Exhibit B.  Upon the Transfer of any Lock-Up Shares to a Prospective Transferee, such Prospective Transferee shall be a Shareholder (or a Cohiba Group Transferee, if applicable) for purposes of this Agreement.

d.           Failure to Comply.  Any purported Transfer of Shares in violation of this Agreement shall be void and of no force or effect, and no such Transfer shall be made or recorded on the books of the Company.

e.           Transfer Agent.  The Parties expressly understand and agree that a copy of this Agreement will provided to the Company’s Transfer Agent.  The Parties further understand and agree that this Agreement constitutes joint instructions to the Transfer Agent not to effect any transfer of any of the Retained or Transferred Shares except in accordance with the terms and conditions of this Agreement.

f.           Legend.  All of the certificates evidencing the Lock-Up Shares shall, unless otherwise permitted by this Agreement, be stamped or imprinted with a legend substantially as follows:

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN MUTUAL GENERAL RELEASE AND SETTLEMENT AGREEMENT, DATED APRIL 7, 2009, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SAID AGREEMENT.

3.           Representations, Warranties, Covenants and Certifications of the Shareholders.  Each Shareholder represents, warrants, covenants, certifies and/or acknowledges the following:

a.           The Shares were issued by the Company to Cohiba on July 12, 2008 in exchange for the cancellation of the indebtedness represented by the Note;

b.           That as of the Effective Date of this Agreement, the Company does not meet the current public information requirements under Rule 144(c)(1) as promulgated under the Securities Act;

c.           Schedule V hereto sets forth a complete and accurate list of all shares of the Company’s Common stock that each Shareholder and any “affiliate” of each such Shareholder (as such term is defined under Rule 12b-2 promulgated under the Exchange Act), either directly or indirectly, is the “beneficial owner” of, in accordance with the provisions of Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder (collectively, “Section 13(d)”).  Neither the Shareholder nor any of his/her/its affiliates directly or indirectly beneficially own, in accordance with the provisions of Section 13(d), any other shares of the Company’s Common Stock other than the shares listed of Schedule V.  Neither the Shareholder nor any of his/her/its affiliates is/are a member of a group of persons which are subject to the provisions of Section 13(d). After the Effective Date of this Agreement, each Shareholder and any affiliate of each such Shareholder shall file, if required, any and all required reports or forms pertaining to the shares listed of Schedule V with applicable federal and state governmental authorities, including, any forms or reports as required by Section 13(d) and Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder;

d.           He/she/it has received no oral representations or warranties on which he/she/it has relied in connection with entering into this Agreement and has received no representations or warranties other than those expressly set forth in this Agreement; and

e.           The Cohiba Group Shareholders represent and warrant that as of and at any time after the Effective Date of this Agreement, they shall not beneficially own, directly or indirectly, more than an aggregate of Four Million Fifty Seven Thousand Eight Hundred Fifty Two (4,057,852) shares.

f.           Upon the execution of this Agreement, the Cohiba Shareholders will deliver to the Company any and all of the Company’s data, documents, files, books, records, financial statements, financial records, ledgers, business information, including business plans, operating plans, compensation data, sales data, customer lists, customer preferences, leads lists, financial information, credit information, and similar items, information relating to future plans of the Company or its affiliates, including marketing strategies, new materials research, pending projects and proposals, proprietary production processes, research and development strategies, and similar items, and technical information, including computer programs, software, databases, models, algorithms writings, drawings, images, text, graphics, illustrations, notebooks, documents, photographs, methods, know-how, formulae, compositions, technological data, code, technological prototypes, processes, discoveries, machines, inventions, and similar items, whether in electronic format or otherwise, that the Cohiba Shareholders have in their possession.

g.           He/she/it has all requisite corporate or individual power and authority to enter into, execute, deliver, and perform its obligations under this Agreement.  He/she/it has taken all action required by law, its charter document(s) or otherwise to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein.  This Agreement has been duly and validly executed and delivered by him/her/it and is the valid and binding legal obligation of him/her/it, enforceable against him/her/it in accordance with its terms.

h.           All of the Shares that have been deposited with the Depository Trust Company (“DTC)” are beneficially owned by bona fide third party purchasers for value without notice (“BFPs”) who are not “affiliates” (as such term is defined under Rule 12b-2 promulgated under the Exchange Act) of any of the Shareholders, except for the Shares listed on Schedule VI hereto, which are held in the name of the person or entity set forth opposite such Shares on Schedule VI.

4.           No Reverse Stock Split.  The Company will not effect a reverse stock split of the Company’s Common Stock at any time prior to April 6, 2011.  In the event the Company effects a reverse stock split prior to April 6, 2011, the Cohiba Shareholders will be provided with anti-dilution protections with respect to their Lock-Up Shares, such that after any such reverse stock split, they will own the same number of Lock-Up Shares as they owned prior to any such reverse stock split.  The Company will not transfer corporate assets or corporate opportunities to another company without fair consideration in accordance with applicable Nevada law.  The Company will use its best efforts to acquire all right, title and interest in and to the ownership of an entity or the assets of an entity known as “Pure Play Music, Ltd.”, an entity formed under the laws of the United Kingdom.

5.           Termination Of Prior Agreements.  The Company and the Shareholders agree that all written or oral agreements, contracts or understandings entered into by and between the Company, on the one hand, and the Shareholders, on the other hand, prior to the Effective Date of this Agreement are terminated as of the Effective Date of this Agreement.

6.           General Mutual Release Of All Known And Unknown Claims.  In consideration of the cancellation, transfer and retention of the Shares as specified in section 1 above and other consideration, the Company, on the one hand, and the Shareholders that are the original signatories to this Agreement and listed on Schedule I of this Agreement, on the other hand, on behalf of themselves and their respective current and former affiliates, agents, insurers, employees, officers, directors, partners, managers, members, shareholders, representatives, consultants, fiduciaries, accountants, attorneys, guarantors, related or affiliated companies, predecessors and all other persons or entities acting by, through, or in concert with them, hereby knowingly, voluntarily and expressly release, remit and forever discharge each other and their respective current and former affiliates, agents, insurers, employees, officers, directors, partners, managers, members, shareholders, representatives, consultants, fiduciaries, accountants, attorneys, guarantors, related or affiliated companies, predecessors and all other persons or entities acting by, through, or in concert with them, of and from any and all claims, demands, liens, agreements, contracts, covenants, promises, actions, suits, causes of action, obligations, controversies, debts, costs, charges, losses, expenses, damages, judgments, attorneys’ fees or expenses, orders and liabilities of whatever kind or nature, in law or equity, in tort or in contract, by statute, pursuant to case law or otherwise (collectively, “Claims”), whether now known or unknown, vested or contingent, suspected or unsuspected, and which have existed or may have existed, which do exist or may in the future exist arising out of or relating to facts, events, occurrences, or omissions up to and including the date this Agreement is fully executed by the Parties; save and except for the obligations created by, and breaches of, this Agreement.  The releases set forth in this paragraph are and shall be complete, irrevocable and unconditional releases with respect to the matters being released, including both known and unknown Claims, and the Company and the Shareholders hereby release all rights reserved to them under statutes of any jurisdiction that might restrict or limit the release of unknown Claims.  The Company and the Shareholders expressly agree that they will not institute, allow to be instituted on their behalf, and/or continue any legal, administrative, or grievance proceeding against each other, before any court, administrative or governmental agency, arbitrator, or any other tribunal whatsoever, by reason of any Claims released in this Agreement.  Notwithstanding anything to the contrary in this Agreement, the releases set forth in this section shall only apply to the Shareholders that are the original signatories to this Agreement and listed on Schedule I of this Agreement, and shall not apply to any person or entity that later becomes subject to the terms and conditions of this Agreement as a Shareholder by virtue of the Joinder Agreement attached hereto as Exhibit A or otherwise.

7.           Waiver Of California Civil Code Section 1542.  The Parties acknowledge that they have been made aware of and expressly waive any and all rights under Section 1542 of the California Civil Code (“Section 1542”), which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Parties waive and release any rights that they may have under Section 1542 to the full extent that all such rights may lawfully be waived.  Each of the Parties understands and acknowledges that the significance and consequence of this waiver of Section 1542 is that (a) even if a Party should eventually suffer additional damage, loss or injury arising out of the facts and circumstances of the matters covered hereby, the Parties will not be able to make any claim for those damages, losses or injuries; and (b) the Parties will not be able to make any claim for any damage, loss or injury which may exist as of the date of this Agreement, but which the Parties may not know or realize to exist and which if known, would materially affect the Parties’ decision to execute this Agreement, regardless of whether that lack of knowledge is the result of ignorance, oversight, error, negligence or any other cause.

8.           Voluntary Release.  This Agreement and the releases included herein are freely and voluntarily executed by the Parties, after having been apprised of all relevant information and applicable law.  The Parties, in executing this Agreement, have not relied upon any inducements, promises or representations made by any other Party, their representatives or their attorneys or advisors which have not been specifically incorporated in writing into the terms of this Agreement.  The Parties have read this Agreement and have had its terms and consequences explained by their respective attorneys, or if they have not consulted with an attorney, have waived this right and voluntarily accept the Agreement, with its terms and consequences, as written.

9.           Covenant Not To Sue.  Each Party covenants and agrees not to assert, commence or prosecute any Claim that has been released in this Agreement.  Each Party represents and warrants that it and its respective current and former affiliates, assigns, agents, insurers, employees, officers, directors, partners, managers, members, shareholders, representatives, consultants, fiduciaries, accountants, attorneys, guarantors, related or affiliated companies, predecessors, successors and all other persons or entities acting by, through, or in concert with them will not initiate any complaint, lawsuit, or other action against the other Party or its respective current and former affiliates, assigns, agents, insurers, employees, officers, directors, partners, managers, members, shareholders, representatives, consultants, fiduciaries, accountants, attorneys, guarantors, related or affiliated companies, predecessors, successors and all other persons or entities acting by, through, or in concert with them regarding any Claim that has been released in this Agreement.

10.           No Assignment Of Claims.  Each Party represents and warrants that it has not previously assigned or transferred or purported to assign or transfer to any person or entity any claim, demand, right, damage, liability, debt, account, action, or cause of action herein released.  In the event that any Party breaches or has breached the representations and warranties described herein, it agrees to indemnify and hold the other Party harmless against and from any such transfer or assignment of such released Claims, and against and from any Claim, demand, right, damage, debt, liability, account, action, cause of action, cost or expense, including attorneys' fees actually paid or incurred, arising out of any such transfer or assignment of a released Claim.

11.           No Admission.  This Agreement is entered into in order to compromise disputed Claims and to avoid the delay, expense and uncertainty of litigation, and the Parties acknowledge and agree that execution, delivery and performance of any term of this Agreement is not and shall not be construed as an admission on the part of the either Party of any wrongdoing or liability whatsoever.

12.           Non-Disparagement.  Neither Party shall make any statements or allegations, or express any opinions concerning any other Party which are disparaging, defamatory, or untrue, and which put the other Party in a negative light.  No party to this Agreement shall comment publicly about the terms of this Agreement except as otherwise set forth in this Agreement

13.           Confidentiality.  Except as otherwise required by law, the Parties agree that the terms of this Agreement shall remain confidential, and neither the existence of this Agreement nor its terms shall be voluntarily disclosed by either Party or their agents, including counsel, to any person or company not a party to this Agreement, including any member of the media, except as necessary to the parties’ tax consultants, accountants, and attorneys; to state and federal taxing authorities; and as may be compelled by subpoena or court order or as shall be necessary to enforce the terms of this Agreement.  The Party receiving a subpoena or motion for court order seeking production of this Agreement shall provide prompt notice thereof to the other Party, and shall withhold production if the other party seeks a court order to prevent production.  The Parties acknowledge and stipulate that confidentiality is a material consideration for having entered into this Agreement, and that the failure to strictly adhere to this confidentiality provision constitutes a material breach of this Agreement.  Notwithstanding the foregoing, however, the Parties expressly understand and agree that the Company shall be permitted to file a Current Report on Form 8-K with the United States Securities and Exchange Commission and such other reports as the Company reasonably believes are required under the rules and regulations of the federal and state securities laws, disclosing the existence of this Agreement and its material terms, including a copy of this Agreement.

14.           Representation By Counsel; Construction; Authority.  Each Party acknowledges that before executing this Agreement, each Party has consulted with competent legal counsel of each Party’s own choosing, has carefully read the Agreement, and has been fully and fairly advised as to its terms.  Each Party has consented to and cooperated in the drafting and preparation of this Agreement.  This Agreement shall not be construed against any Party on the basis that the Party was the drafter.  The signatories hereto represent that they have been duly authorized to enter into this Agreement by their respective principals.  In the event that any Party has breached the representations and warranties described herein, the breaching Party agrees to indemnify and hold the other Parties harmless against and from any released Claims and any Claim, demand, right, damage, debt, liability, account, action, cause of action, cost or expense, including attorneys' fees actually paid or incurred, arising out of any such released Claim.

15.           Entire Agreement.  This Agreement represents the complete and exclusive statement of the entire agreement among the Parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous promises and agreements of any kind, as well as all negotiations between the Parties hereto with respect to the subject matter covered hereby.  No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by any of the Parties hereto concerning the subject matter hereof.  This is an integrated agreement and neither party has relied upon any representation or statement not set forth herein with regard to the subject matter, basis, or effect of this Agreement.  Each Party, by his/her/its signature below, acknowledges that there exist no other promises, representations, or agreements relating to this settlement, except as specifically set forth in this Agreement and that they voluntarily enter into this Agreement with the intent to be legally bound.

16.           Notices.  All notices, requests, demands and other communications required or permitted hereunder will be made in writing and will be deemed to have been duly given and effective: (i) on the date of delivery, if delivered personally; (ii) on the earlier of the fifth (5th) day after mailing or the date of the return receipt acknowledgement, if mailed, postage prepaid, by certified or registered mail, return receipt requested; (iii) the first Business Day after the Business Day of deposit with a nationally recognized overnight delivery service, freight prepaid for next Business Day delivery; (iv) the Business Day of transmission by facsimile, if sent during business hours of the recipient (or if sent after business hours of the recipient, then the first Business Day thereafter), or to such other person or address as the Company will furnish to the other Parties hereto in writing in accordance with this subsection.

If to the Company:
c/o Baker & Hostetler LLP
12100 Wilshire Boulevard, 15th Floor
Los Angeles, California 90025
Facsimile: (310) 820-8859
Attention: Jeffrey P. Berg, Esq.

If to any Shareholder, to such Shareholder’s address listed on the signature pages hereof, with a copy to:

Davis & Associates
PO Box 12009
Marina Del Rey, CA 90295
Facsimile: (310) 301-3370
Attention: Don Davis, Esq.

For purposes of this Agreement, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to remain closed.

17.           Modification And Waiver.  This Agreement may be altered, amended or modified only by an instrument in writing, executed by the Parties to this Agreement and by no other means.  Each Party waives its right to claim, contest or assert that this Agreement was modified, canceled, superseded or changed by any oral agreement, course of conduct, waiver or estoppel.  The waiver of any breach of any provision hereunder by any Party to this Agreement shall not be deemed to be a waiver of any preceding or subsequent breach hereunder, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the Party making the waiver.

18.           Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of California, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction.  Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts of the State of California in any such action, suit or proceeding, and agrees that any such action, suit or proceeding shall be brought only in such courts with venue for all purposes to be proper only in the state and federal courts located in Los Angeles County, California (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of California other than for such purpose.

19.           Attorneys’ Fees.  If any action at law or equity, including an action for declaratory relief, is brought to enforce the provisions of this Agreement, the prevailing Party shall be entitled to recover reasonable attorneys’ fees incurred in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of the action and shall be paid whether or not such action is prosecuted to judgment.  The attorneys’ fees to be awarded the prevailing Party may be determined by the court in the same action or in a separate action brought for that purpose.  Any judgment or order entered in such action shall contain a specific provision providing for the recovery of reasonable attorneys’ fees and costs incurred in enforcing such judgment.  The award of attorneys’ fees shall not be computed in accordance with any court schedule, but shall be made so as to fully reimburse the prevailing Party for all reasonable attorneys’ fees, paralegal fees, experts fees, costs and expenses incurred in good faith, regardless of the size of the judgment, it being the intention of the Parties to compensate the prevailing Party for all reasonable attorneys’ fees, paralegal fees, experts fees, costs and expenses paid or incurred in good faith.  For purposes of this section, attorneys’ fees shall include, without limitation, attorneys’ fees, paralegal fees, costs and expenses incurred in relation to any of the following: investigation, litigation, post judgment motions; contempt proceedings; garnishment, levy and debtor or third-party examinations; discovery; and bankruptcy litigation.

20.           Assignment of This Agreement.  Except as expressly set forth herein, no Party shall have the right to assign its rights or delegate any of its obligations or duties under this Agreement without the express written consent of all of the other Parties.

21.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed by a party’s signature transmitted by fax or by email, and executed copies of this Agreement executed and delivered by means of fax or email shall have the same force and effect as copies hereof executed and delivered with original signatures.  Any Party executing and delivering this Agreement fax or email shall promptly thereafter deliver to the other Party a copy of this Agreement containing said Party’s original signature.

22.           Captions, Headings and Exhibits.  The captions and headings of this Agreement are for convenience only and have no force and effect in the interpretation or construction of this Agreement.  All exhibits attached hereto are by this reference incorporated herein as though fully set forth in this Agreement

23.           Severability.  If any term, provision, covenant or condition of this Agreement shall be or become illegal, null, void or against public policy, or shall be held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected, impaired or invalidated thereby.  The term, provision, covenant or condition that is so invalidated, voided or held to be unenforceable shall be modified or changed by the Parties to the extent possible to carry out the intentions and directives set forth in this Agreement provided however this Agreement shall be void, in its entirety, if the consideration therefore fails, is rescinded, cancelled, or declared void or unenforceable for any reason

24.           Binding Effect; Successors And Assigns.  Except as restricted herein, this Agreement shall be binding on and shall inure to the benefit of the Parties and their respective legal representatives, successors and assigns.

25.           Remedies.  All remedies at law or in equity shall be available to the Parties for the enforcement of this Agreement.  This Agreement may be pleaded as a full bar to the enforcement of any claim that any Party may have against the others.

26.           Survival of Representations, Warranties And Covenants. Each of the representations, warranties and covenants and agreements set forth in this Agreement shall survive the execution, delivery and performance of the obligations of and under this Agreement.

27.           No Precedent.  This Agreement is not intended to be, nor shall it be construed as, an interpretation of any preexisting agreement and shall not be used as evidence, or in any other manner, in any court or dispute resolution proceeding (with the exception of an action or proceeding to enforce the terms of this Agreement) to create, prove or interpret the obligations of any Party hereto or any of its individual members, associates, successors or predecessors under any other agreement with a Party or any non-Party to this Agreement.

28.           Additional Actions.  Each Party agrees to do all acts and things to make, execute and deliver such written instruments and documents, as shall from time to time, be reasonably necessary to carry out the terms, provisions and intentions of this Agreement.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“COMPANY” PURE PLAY MUSIC, LTD. a Nevada corporation /s/ Alex J. Grange By: Alex J. Grange Its: C.E.O.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

COHIBA PARTNERS, INC.

By: /s/ Colin Nix
Print Name: Colin Nix
Title: CEO

If An Individual:

________________________________
Print Name:

ADDRESS FOR NOTICES:

3210 Airport Ave
Suite 20
Santa Monica, CA 90405

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

By: /s/ Charles McGuirk
Print Name: Charles McGuirk
Title:

If An Individual:

________________________________
Print Name:
CHARLES MCGUIRK

ADDRESS FOR NOTICES:

2885 Bear Valley Rd.
Box 415
Hornitos, CA 95325

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

STOCK CERTIFICATE
TRANSFER SERVICES SA
(PANAMA)

By: /s/ Henry Ward
Print Name: Henry Ward
Title: M. Dir.

If An Individual:

________________________________
Print Name:

ADDRESS FOR NOTICES:

P. O. Box 0832
Panama City,
Rep. of Panama

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

RHINO MANAGEMENT

By: /s/ Edward Marshall
Print Name: Edward Marshall
Title: Pres.

If An Individual:

________________________________
Print Name:

ADDRESS FOR NOTICES:

3200 Airport Ave. #20
Santa Monica, CA 90405

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

By: ________________________________
Print Name:
Title:

If An Individual:

/s/ Derek Jones
Print Name:
DEREK JONES

ADDRESS FOR NOTICES:

3670 Glendon Ave. #132
Los Angeles, CA 90034

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

By: ________________________________
Print Name:
Title:

If An Individual:

/s/ Steven Earlam
Print Name: STEVEN EARLAM

ADDRESS FOR NOTICES:

3200 Airport Ave. #20
Santa Monica, CA 90405

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

By: ________________________________
Print Name:
Title:

If An Individual:

/s/ Anthony Gillaizeau
Print Name:
ANTHONY GILLAIZEAU

ADDRESS FOR NOTICES:

779 Morton St. #D
San Francisco, CA 94129

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

E & P CREATIONS

By: /s/ Gregory Bergman
Print Name: Gregory Bergman
Title: EVP

If An Individual:

________________________________
Print Name:

ADDRESS FOR NOTICES:

3200 Airport Ave. Suite 20
Santa Monica, CA 90405

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

OCTOBER FUNDS

By: /s/ Colin Nix
Print Name: Colin Nix
Title: Secretary

If An Individual:

________________________________
Print Name:

ADDRESS FOR NOTICES:

3200 Airport Ave. Suite 20
Santa Monica, CA 90405

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

SANDIAS AZUCARADAS, SA

By: /s/ Marco Fernandez
Print Name: Marco Fernandez
Title: Managing Director

If An Individual:

________________________________
Print Name:

ADDRESS FOR NOTICES:

816 W. Francis St. #121
Spokane, WA 99205

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

TRIBE COMMUNICATIONS INC.

By: /s/ Taylor Willes
Print Name: Taylor Willes
Title: President

If An Individual:

________________________________
Print Name:

ADDRESS FOR NOTICES:

________________________________

________________________________

________________________________

________________________________

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

JUMP ELITE RELATIONS INC.

By: /s/ James Carolla
Print Name: James Carolla
Title: Director

If An Individual:

________________________________
Print Name:

ADDRESS FOR NOTICES:

7477 West Calle Blvd. #170
Las Vegas, NV 89128

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”

If An Entity:

Entity Name:

PACIFICA CAPITAL
COMMUNICATIONS INC.

By: /s/ K. Theyer
Print Name: K. Theyer
Title:

If An Individual:

________________________________
Print Name:

ADDRESS FOR NOTICES:

244 5th Ave.
New York, NY 10001

           IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and entered into as of the Effective Date.

“SHAREHOLDER”
“COHIBA DESIGNEE”

If An Entity:

Entity Name:

By: ________________________________
Print Name:
Title:

If An Individual:

/s/ Colin Nix
Print Name: COLIN NIX

ADDRESS FOR NOTICES:

3200 Airport Ave. Suite 20.
Santa Monica, CA 90405

SCHEDULE I

SCHEDULE OF SHAREHOLDERS

ORIGINAL SIGNATORIES TO MUTUAL GENERAL RELEASE AND SETTLEMENT AGREEMENT

The Shareholders listed below are the Shareholders which are original signatories to this Agreement, as set forth in section 6 of the Agreement.  No transferee of any of such Shareholders, or any subsequent transferee, shall enjoy the benefits of the releases set forth in section 6 of the Agreement.

1.	Cohiba Partners, Inc.
2.	Stock Certificate Transfer Services SA (Panama)
3.	Rhino Management
4.	Derek Jones
5.	Steven Earlam
6.	Anthony Gillaizeau
7.	E&P Creations
8.	October Funds
9.	Sandias Azucaradas, SA
10.	Tribe Communications Inc.
11.	Jump Elite Relations Inc.
12.	Pacifica Capital Communications Inc.
13.	Colin Nix*
14.	Charles McGuirk

*Cohiba Designee

SCHEDULE II

SCHEDULE OF SHARES TO BE CANCELLED AND RETAINED SHARES

	COLUMN A Name of Shareholder	COLUMN B Certificate Numbers, Number of Shares	COLUMN C Number of Shares to be Cancelled	COLUMN D Number of Shares to be Retained

1.	Cohiba Partners, Inc.	1745 – 95,000 shares	0	95,000 shares
		1790 – 69,800 shares	0	69,800 shares
		1856 – 1,293,052 shares	0	1,293,052 shares

2.	Stock Certificate Transfer Services SA (Panama)	1729 – 3,950,000 shares	3,950,000 shares	0

3.	Rhino Management	1891 – 500,000 shares	0	500,000 shares
		1892 – 500,000 shares	0	500,000 shares
		1893 – 100,000 shares	0	100,000 shares
		1894 – 500,000 shares	0	500,000 shares

4.	Derek Jones	1869 – 500,000 shares	500,000 shares	0
		1870 – 500,000 shares	500,000 shares	0
		1887 – 500,000 shares	500,000 shares	0
		1888 – 500,000 shares	500,000 shares	0

5.	Steven Earlam	1867 – 500,000 shares	0	500,000 shares
		1868 – 500,000 shares	0	500,000 shares
		4,848 shares	0	4,848 shares

6.	Anthony Gillaizeau	1865 – 500,000 shares	0	500,000 shares
		1866 – 500,000 shares	0	500,000 shares

7.	E&P Creations	1757 – 100,000 shares	0	100,000 shares
		1758 – 100,000 shares	0	100,000 shares
		1759 – 100,000 shares	100,000 shares	0
		1760 – 100,000 shares	100,000 shares	0
		1761 – 75,000 shares	75,000 shares	0
		1762 – 100,000 shares	100,000 shares	0
		1857 – 500,000 shares	500,000 shares	0
		1858 – 500,000 shares	500,000 shares	0
		1859 – 500,000 shares	0	500,000 shares
		1860 – 400,000 shares	0	400,000 shares
		1861 – 300,000 shares	0	300,000 shares
		1862 – 600,000 shares	0	600,000 shares
		1863 – 68,975 shares	68,975 shares	0

8.	October Funds	1895 – 400,000 shares	400,000 shares	0
		1896 – 400,000 shares	0	400,000 shares
		1897 – 300,000 shares	0	300,000 shares
		1898 – 300,000 shares	300,000 shares	0
		1899 – 200,000 shares	0	200,000 shares
		1900 – 200,000 shares	0	200,000 shares
		1901 – 500,000 shares	0	500,000 shares
		1902 – 500,000 shares	0	500,000 shares
		1903 – 500,000 shares	0	500,000 shares

9.	Sandias Azucaradas, SA	1768 – 7,500 shares	0	7,500 shares
		1769 – 7,500 shares	0	7,500 shares
		1770 – 7,500 shares	0	7,500 shares
		1771 – 7,500 shares	0	7,500 shares
		1773 – 7,500 shares	0	7,500 shares
		1775 – 7,500 shares	0	7,500 shares
		1776 – 7,500 shares	0	7,500 shares
		1803 – 4,375 shares	0	4,375 shares

10.	Charles McGuirk	1871 – 350,000 shares	100,000 shares	250,000 shares
		1889 – 500,000 shares	0	500,000 shares
		1890 – 500,000 shares	0	500,000 shares

SCHEDULE III

SCHEDULE OF RETAINED SHARES TO BE TRANSFERRED TO NEW SHAREHOLDERS

	COLUMN A Name of Shareholder Transferring Retained Shares	COLUMN B Certificate Numbers, Number of Retained Shares Being Transferred	COLUMN C Name of Shareholder Receiving Transferred Shares

1.	Rhino Management	1891 – 500,000 shares	Tribe Communications Inc.
		1892 – 500,000 shares	Tribe Communications Inc.
		1893 – 100,000 shares	Tribe Communications Inc.
		1894 – 500,000 shares	Tribe Communications Inc.

2.	Charles McGuirk	1889 – 500,000 shares	Jump Elite Relations Inc.
		1890 – 500,000 shares	Jump Elite Relations Inc.

3.	Steven Earlam	1867 – 500,000 shares	Jump Elite Relations Inc.
		1868 – 500,000 shares	Jump Elite Relations Inc.

4.	Anthony Gillaizeau	1865 – 500,000 shares	Pacifica Capital Communications Inc.
		1866 – 500,000 shares	Pacifica Capital Communications Inc.

5.	E&P Creations	1757 – 100,000 shares	Jump Elite Relations Inc.
		1758 – 100,000 shares	Jump Elite Relations Inc.
		1859 – 500,000 shares	Pacifica Capital Communications Inc.
		1860 – 400,000 shares	Pacifica Capital Communications Inc.
		1861 – 300,000 shares	Pacifica Capital Communications Inc.
		1862 – 600,000 shares	Tribe Communications Inc.

SCHEDULE IV

COHIBA DESIGNEES

	NAME OF SHAREHOLDER	SHARES BENEFICIALLY OWNED

1.	Colin Nix	0

SCHEDULE V

COMPLETE SCHEDULE OF NAMES OF SHAREHOLDERS AND STATEMENT OF ALL SHARES BENEFICIALLY OWNED BY THE SHAREHOLDERS

	NAME OF SHAREHOLDER	TOTAL NUMBER OF SHARES BENEFICIALLY OWNED

1.	Cohiba Partners, Inc.	1,600,000

2.	Stock Certificate Transfer Services SA (Panama)	3,450,000

3.	Rhino Management	1,600,000

4.	Derek Jones	2,000,000

5.	Steven Earlam	1,000,000

6.	Anthony Gillaizeau	3,368,974

7.	E&P Creations	3,300,000

8.	October Funds	56,875

9.	Sandias Azucaradas, SA

10.	Tribe Communications Inc.

11.	Jump Elite Relations Inc.

12.	Pacifica Capital Communications Inc.

13.	Colin Nix*	0

14.	Charles McGuirk	1,350,000

*Cohiba Designee

SCHEDULE VI

SCHEDULE OF SHARES THAT HAVE BEEN DEPOSITED WITH THE DEPOSITORY TRUST COMPANY THAT ARE NOT BENEFICIALLY OWNED BY BFPS

	NAME OF SHAREHOLDER	CERTIFICATE NUMBER(S), SHARES BENEFICIALLY OWNED

1.	Cohiba Partners	200,000
2.
3.
4.
5.

EXHIBIT A

JOINDER AGREEMENT

WHEREAS, the undersigned is acquiring simultaneously with the execution of this Agreement ____________ shares of Common Stock, par value $0.01 per share (the "Shares"), of Pure Play Music, Ltd., a Nevada corporation (the "Company"), from an existing stockholder;

WHEREAS, as a condition to the acquisition of the Shares, the undersigned has agreed to join in a certain Mutual General Release and Settlement Agreement (the “Agreement”) dated as of April 7, 2009, by and among the Company and the other parties named therein;

WHEREAS, the undersigned understands that execution of this Agreement is a condition precedent to the acquisition of the Shares;

NOW, THEREFORE, as an inducement to the stockholder from whom the undersigned is acquiring the Shares, to transfer the Shares to the undersigned, the undersigned agrees to join in the Agreement and agrees to be bound by all of the terms and provisions thereof, including the representations and warranties set forth in section 3 of the Agreement, as a “Shareholder”, and, in the case of a Shareholder who is a natural person, the spouse, if any, of such Shareholder shall execute the Spousal Consent set forth on Exhibit B to the Agreement.  Further, the undersigned acknowledges and agrees that the releases set forth in section 6 of the Agreement shall not apply to the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this ____ day of ____________, ____.

By: _______________________________
Name: ______________________
Title: _______________________

Address For Notices:
_______________________
_______________________
_______________________
_______________________

Accepted:

PURE PLAY MUSIC, LTD.
a Nevada corporation

By: __________________________________
Name:
Title:
Date:  ___________________, 20__

EXHIBIT B

SPOUSAL CONSENT: INDIVIDUAL SHAREHOLDER SIGNATURE PAGE

Name of the Shareholder:______________________________

I, the undersigned, being the spouse of the above-named Shareholder, hereby acknowledge that I have read and understand the foregoing General Mutual Release and Settlement Agreement, and I agree to be bound by the terms thereof.

By:  ___________________________
Name (of Spouse):